© 2025 Scholar Rock, Inc. All rights reserved. 43rd Annual J.P. Morgan Healthcare Conference Jay Backstrom, M.D., MPH President and Chief Executive Officer January 14, 2025 1 Exhibit 99.1

© 2025 Scholar Rock, Inc. All rights reserved. Forward-Looking Statements Various statements in this presentation concerning the future expectations, plans and prospects of Scholar Rock Holding Corporation and Scholar Rock, Inc. (collectively, “Scholar Rock”), including without limitation, Scholar Rock’s expectations regarding its strategy, its product candidate selection and development timing, including timing for the initiation of and reporting results from its preclinical studies and clinical trials for apitegromab, SRK-439, linavonkibart and other product candidates and indication selection and development timing, its cash runway, the ability of any product candidate to perform in humans in a manner consistent with earlier nonclinical, preclinical or clinical trial data, and the potential of its product candidates and proprietary platform. The use of words such as “may,” “could,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, without limitation, that preclinical and clinical data, including the results from the Phase 3 trial of apitegromab or Part A or Part B of the Phase 1 trial of linavonkibart, are not predictive of, may be inconsistent with, or more favorable than, data generated from future or ongoing clinical trials of the same product candidate; Scholar Rock’s ability to provide the financial support, resources and expertise necessary to identify and develop product candidates on the expected timeline; the data generated from Scholar Rock’s nonclinical and preclinical studies and clinical trials, including from the EMBRAZE clinical trial; information provided or decisions made by regulatory authorities; competition from third parties that are developing products for similar uses; Scholar Rock’s ability to obtain, maintain and protect its intellectual property; the success of Scholar Rock’s current and potential future collaborations; Scholar Rock’s dependence on third parties for development and manufacture of product candidates including, without limitation, to supply any clinical trials; Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities; its ability to establish or maintain strategic business alliances; its ability to receive priority or expedited regulatory review or to obtain regulatory approval of apitegromab; its ability to expand globally and the anticipated commercial launch in the United States of apitegromab in the fourth quarter of 2025; as well as those risks more fully discussed in the section entitled "Risk Factors" in Scholar Rock’s Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. All information in this press release is as of the date of the release, and Scholar Rock undertakes no duty to update this information unless required by law. This presentation may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk. Apitegromab and SRK-181 are investigational drug candidates under evaluation. Apitegromab, linavonkibart, SRK-256, SRK-373, and SRK-439 have not been approved for any use by the FDA or any other regulatory agency and the safety and efficacy of apitegromab, linavonkibart, SRK-256, SRK-373, and SRK-439 have not been established. 2

OUR MISSION To discover, develop, and deliver life-changing therapies by harnessing cutting-edge science to create new possibilities for people living with serious diseases Industry-leading technology, life-changing potential 3

© 2025 Scholar Rock, Inc. All rights reserved. TODAY’S FOCUS Scholar Rock is Moving with a Sense of Urgency To Bring Transformative Medicines to Patients 4 *Pending regulatory approval. EXPAND Apitegromab Development Program: Building a Pipeline in a Product COMMERCIALIZE Execute a Successful Commercial Launch* ADVANCE Anti-myostatin Program into Cardiometabolic Indications 1 2 3 Building off successful Phase 3 SAPPHIRE results $2B+ Opportunity in SMA BLA and MAA 1Q 2025 submission on track Pursuing opportunities for apitegromab in additional rare neuromuscular diseases 2Q 2025 EMBRAZE Phase 2 study results expected IND submission on track for 3Q 2025 for SRK-439, a highly innovative myostatin inhibitor Initiate earlier treatment with OPAL study for patients under 2 years of age with SMA

© 2025 Scholar Rock, Inc. All rights reserved. Scholar Rock’s Target Latent Growth Factor Traditional Target “Mature” Active Growth Factor 5 Scholar Rock Has Succeeded Where Others Have Failed Selectivity Drives Success Targeting the ‘cage’ before growth factor is released allows for exquisite selectivity Challenging to target because of high homology across super-family RIGHT TIME Latent Form RIGHT TARGET Validated Biology

Growing Pipeline Across High Value Therapeutic Areas

Industry-leading Anti-myostatin Programs

Our Differentiated Approach: Target Latent Growth Factor

THERAPEUTIC AREA	PRODUCT *(target)*	Discovery/ Preclinical	PHASE 1	PHASE 2	PHASE 3	Commercial
NEUROMUSCULAR	**Apitegromab** *(latent myostatin)*	SPINAL MUSCULAR ATROPHY		TOPAZ	SAPPHIRE	
	(undisclosed)	**Indication*				
CARDIOMETABOLIC	**Apitegromab** *(latent myostatin)*	OBESITY		EMBRAZE		
	SRK-439 *(novel latent myostatin)*	OBESITY				
IMMUNO-ONCOLOGY	**Linavonkibart (SRK-181)** *(latent TGFβ1)*	UC, ccRCC**	DRAGON			
HEMATOLOGY	**SRK-256** *(RGMc)*	ANEMIA				
FIBROSIS	**SRK-373** *(LTBP1/3)*	*Fibrotic indications*				

*undisclosed indication
**UC=urothelial cell carcinoma; RCC=renal cell carcinoma.

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© 2025 Scholar Rock, Inc. All rights reserved.

© 2025 Scholar Rock, Inc. All rights reserved. Transforming the Treatment of SMA Commercializing Apitegromab 7

© 2025 Scholar Rock, Inc. All rights reserved. 8 Progressive Muscle Weakness Remains Core Unmet Need in SMA 1. Finkel RS et al. “Final Safety and Efficacy Data From the SHINE Study in Participants With Infantile-Onset and Later-Onset SMA.” Presented at Cure SMA Annual Conference, July 2024. 2. Cure SMA State of SMA Annual Report. Published May 6, 2024; Cure SMA. Education on adult patient expectations according to copy number and disease status at time of report. September 2022.; Internal Scholar Rock market research. This information from third-party studies is provided for background purposes only and is not intended to convey or imply a comparison to the SAPPHIRE clinical trial results. HFMSE=Hammersmith Functional Motor Scale Expanded; SMA=Spinal Muscular Atrophy. What do patients seek most from a new treatment in SMA?2 97% said Improvement in muscle strength 90% said Achieving new motor function 88% said Stabilizing motor function Motor Function Over Time of Patients Treated with Nusinersen1

© 2025 Scholar Rock, Inc. All rights reserved. SELECTIVITY DRIVES SUCCESS The Only Muscle-Targeted Therapy with Clinical Success in SMA 9 * Based on apitegromab combined dose (10 mg/kg and 20 mg/kg) + SOC versus placebo + SOC (Hochberg multiplicity adjustment). † 12.5% of patients on placebo + SOC achieved a ≥3-point improvement in HFMSE SOC=Standard of care (i.e., nusinersen or risdiplam); HFMSE=Hammersmith Functional Motor Scale–Expanded. CONSISTENT clinically meaningful benefit observed across all age groups (2-21) FAVORABLE SAFETY profile consistent with >48 months experience in Phase 2 TOPAZ trial 30% of apitegromab patients ACHIEVED ≥3 POINT IMPROVEMENT IN HFMSE† 1.8 POINT IMPROVEMENT (p=0.0192) in HFMSE* vs. placebo Positive Phase 3 Trial Using Gold Standard SMA Scale SUCCESSFUL PIVOTAL TRIAL On Track to Submit BLA and MAA in 1Q 2025

Apitegromab: Potential to Transform the Standard of Care in SMA

Motor Function Over Time of Patients Treated with Nusinersen



Time Period Similar to TOPAZ study
Time Period Similar to SAPPHIRE study
Early-dosed (CHERISH/SHINE)
Delayed-dose (SHINE)
Sham control (CHERISH)
Change (SE) in HFMSE
Δ -0.4 (SD: 4.9) From Baseline
Δ -1.3 (SD: 9.3) From Baseline
Δ -2.3 (SD: 9.6) From Baseline
0 92 169 253 350 450 690 930 1170 1410 1710 2070 2430 2790
[0.3] [0.5] [0.7] [1.0] [1.2] [1.9] [2.5] [3.2] [3.9] [4.7] [5.7] [6.7] [7.6]
Study Day [Year]

		0	92	169	253	350	450	690	930	1170	1410	1710	2070	2430	2790
Early-dosed	n=	84	84	84	84	83	76	83	83	79	74	75	54	61	39
Delayed-dose	n=	42			40	18	24	37	37	35	29	30	22		
Sham control	n=	42	41	41	41	42	39								

Motor Function Over Time of Patients in SAPPHIRE



SAPPHIRE
Placebo + SOC (N=50)
Apitegromab combined dose + SOC (N=106)

		0	8	16	24	32	40	52
Placebo + SOC	n=	50	50	50	48	50	49	48
Apitegromab + SOC	n=	106	105	105	101	102	102	102

KEY TAKEAWAYS

- Despite effective SMN-targeted therapy, long-term trajectory of SMA patients remains that of progressive decline in motor function
- Treatment with apitegromab has improved motor function vs. placebo

Finkel RS et al. "Final Safety and Efficacy Data From the SHINE Study in Participants With Infantile-Onset and Later-Onset SMA." Presented at Cure SMA Annual Conference, July 2024
*Patient age based on those received active treatment (mean or median)
1. This information from third-party studies is provided for background purposes only and is not intended to convey or imply a comparison to the SAPPHIRE clinical trial results.
CI=Confidence Interval; EXP=Exploration Subpopulation; HFMSE=Hammersmith Functional Motor Scale Expanded; LS=Least Squares; MEP=Main Efficacy Population; SOC=standard of care.

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© 2025 Scholar Rock, Inc. All rights reserved.

© 2025 Scholar Rock, Inc. All rights reserved. 11 Apitegromab: Shifting the Treatment Paradigm in SMA Transformative Therapeutic Potential • Validated with a rigorous approach: Strong trial design using a gold-standard SMA scale • Potential to transform standard of care in SMA Suitable for a Broad SMA Population • Consistency of effect seen across age groups studied • Long-term tolerability shown to date Long-Term Treatment Experience • >4 years treatment in SMA in Phase 2 TOPAZ trial • >90% retention in TOPAZ • 98% continuation from SAPPHIRE to ONYX long-term extension

© 2025 Scholar Rock, Inc. All rights reserved. 12 Expanding our Impact: Initiating Phase 2 OPAL Trial in mid-2025 Studying apitegromab in patients under 2 years old Potential to alter the course of SMA in a broad population CHANGING More Lives Reaching patients earlier in their treatment journey TIME Is Muscle Including patients who received gene therapy EXPANDING Our Impact

© 2025 Scholar Rock, Inc. All rights reserved. Scholar Rock is Positioned for a Successful Commercial Launch THE RIGHT... Potential to alter the course of SMA MEDICINE Clear unmet need and first and only muscle-targeted therapy MARKET Engagement, patient focus & execution PLAN 13

Existing Therapies Generate ~$4.5B in Annual Revenues Addressing the Motor Neuron

SMN therapies
slow further degeneration of motor neurons[1]

...but do not directly address muscle atrophy

Evrysdi risdiplam

SPINRAZA (nusinersen) injection 12 mg/5 mL

zolgensma (onasemnogene abeparvovec-xioi) suspension for intravenous infusion



Motor neuron degeneration[2]
Muscle fiber atrophy

Currently no approved muscle-targeted therapy

There is further potential to **regain vital muscle function** by also addressing the **progressive muscle atrophy and associated weakness** in SMA

1. Hua Y, et al. *Nature*. 2011;478(7367):123-6.
2. Figure adapted from: SMA Foundation Overview. http://www.smafoundation.org/wp-content/uploads/2012/03/SMA-Overview.pdf.; Accessed April 18, 2021.
SMA=Spinal muscular atrophy; SMN=Survival motor neuron.

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© 2025 Scholar Rock, Inc. All rights reserved.

© 2025 Scholar Rock, Inc. All rights reserved. $2B+ Global Opportunity for Apitegromab in SMA ~$4.5B1 Global revenue for three SMN-targeted therapies Apitegromab global revenue potential >$2.0B2 Apitegromab global revenue potential $2B+2 1st And only muscle-targeted treatment to show clinical benefit in SMA SMA patients are diagnosed, treated, and still need more to continue to improve their lives 15 1 Revenue as of Biogen 4Q23 financial update, Roche 4Q23 financial update, and Novartis 4Q23 financial update. 2 Scholar Rock internal estimates as of December 2024. SMA=Spinal muscular atrophy; SMN=Survival motor neuron.

© 2025 Scholar Rock, Inc. All rights reserved. SMA is a Defined Market and Optimal For Apitegromab Launch Patients are diagnosed and treated, but still need more Patients Identified and Treated ~25K patients in US and EU 100% US newborn screening 2/3 of US patients on treatment Patient, HCP, and payers recognize remaining need to improve function 1. Clear Unmet Need 2. Organized community aligned on need for muscle targeted therapy Engaged Patient Community 3. Established value for improving function Payer Receptivity 4. The SMA community is calling for new treatments to improve function 16

© 2025 Scholar Rock, Inc. All rights reserved. 17 Advantaged by Deep Rare Disease Commercial Experience Commercial, medical, and advocacy teams with deep rare disease launch experience Launches Leadership Seasoned executive team with average of 20+ years industry experience

© 2025 Scholar Rock, Inc. All rights reserved. Partnering With the SMA Community and Engaging Top HCPs © 2024 Scholar Rock, Inc. All rights reserved. Disease EDUCATION Amplifying the patient voice in first muscle-focused SMA disease education campaign Partnering with US and European patient advocacy groups Patient ADVOCACY Adults and Children Children Only Adults Only Engaging with 100% of Cure SMA-identified centers HCP ENGAGEMENT 18

© 2025 Scholar Rock, Inc. All rights reserved. Preparing for a Successful Launch Delivering Apitegromab Customer Engagement Commercial launch supply secured Rare disease distribution partners selected Home infusion at launch Account team with average 30 years experience engaging with US commercial and federal payers Efficient US customer-facing footprint of ~50 FTEs planned Establishing European presence 19

SMA is Only the Beginning: Creating Possibilities with Apitegromab in Additional Neuromuscular Diseases


FSHD
~40k
DMD and BMD
~38k
~12k
ALS
~69k
SMA
~25k
Opportunities to impact more patients

Building a neuromuscular franchise is a key driver towards future growth

*Numbers represent prevalence in the US and Europe based on internal market research.
SM=Spinal Muscular Atrophy; ALS=Amyotrophic Lateral Sclerosis; DMD=Duchenne Muscular Dystrophy; BMD=Becker's Muscular Dystrophy; FSHD=Facioscapulohumeral muscular dystrophy.

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© 2025 Scholar Rock, Inc. All rights reserved.

© 2025 Scholar Rock, Inc. All rights reserved. Apitegromab is the Foundation of a Future Multi-Billion Dollar Neuromuscular Franchise* *Subject to regulatory approval. Commercial Launch* Global expansion, starting with Europe SMA expansion with Ph 2 OPAL trial for patients under 2 and subcutaneous formulation Neuromuscular expansion of apitegromab into additional indications Unlocking value in our pipeline by targeting various aspects of neuromuscular diseases to help people living with rare, devastating diseases 21

© 2025 Scholar Rock, Inc. All rights reserved. Unlocking Value in Our Anti-Myostatin Platform Cardiometabolic Program Update 22

© 2025 Scholar Rock, Inc. All rights reserved. GLP-1 RAs are Transforming Weight Loss for Millions of People Source: UBS Bank, GLP-1: A medication worth $126 billion in sales by 2029? https://www.ubs.com/global/en/investment-bank/insights-and-data/2024/glp-1-a-medication.html. GLP-1 RA=GLP-1 receptor agonist. Recently approved GLP-1 RAs are highly effective in weight loss & experiencing rapid uptake BY 2029... 40 million people on GLP-1 RAs $126 billion in Sales* 23

© 2025 Scholar Rock, Inc. All rights reserved. However, Patients Want Healthier Weight Loss* *Source: Scholar Rock market research, completed December 2024. GLP-1 RA=GLP-1 receptor agonist. WEAKNESS is a Concern Patients complain of reduced strength after GLP-1 RA treatment Patients hope for a combination treatment approach to address this need Improved LEAN MASS Significant Weight REGAIN in 40-100% of patients after stopping GLP-1 RA treatment Scholar Rock’s unique highly selective approach to targeting latent myostatin has the potential to address these patient needs Patients feel good about the number on the scale, but there are issues with muscle loss … they complain of weakness or reduced strength. Obesity Clinician 24

© 2025 Scholar Rock, Inc. All rights reserved. 25 Industry-Leading Anti-Myostatin Platform: Leveraging Apitegromab’s Success to Advance the Obesity Program *Expected timelines POC=Proof of Concept; GLP-1 RA=GLP-1 receptor agonist. POC data readout Q2* Ph 2 proof-of-concept trial APITEGROMAB + tirzepatide 2025 IND* SRK-439 + GLP-1 RA Novel asset for cardiometabolic indication Phase 1 trial Cardiometabolic Disorders • EMBRAZE POC readout in Q2 2025 • SRK-439 IND submission in Q3 2025 Testing hypothesis of selective anti-myostatin antibody in obese population

© 2025 Scholar Rock, Inc. All rights reserved. 26 GLP-1 RA=GLP-1 receptor agonist. Preclinical data to date show strong potential to support healthier weight loss in combination with GLP-1 RAs: SRK-439: Potential Best in Class Strong Scientific Validation and Promising Preclinical Evidence Preservation of lean mass Improvement in metabolic parameters Increase in lean mass and attenuation of fat mass regain following GLP-1 RA withdrawal Greater potency compared to an anti-ACTRII antibody Works across the class of GLP-1 RAs

SRK-439 Protects from Tirzepatide-Induced Muscle Loss in DIO Mice

qNMR % Lean Mass Change from Baseline



Change from Baseline (%)
20
15
10
5
0
-5
-10
*
****
****
****
****
**
IgG
SRK-439
IgG
0.3
1
3
10
SRK-439 mg/kg
Tirzepatide 0.045 mg/kg

One Way ANOVA
* p < 0.05
** p < 0.01
*** p < 0.001
**** p < 0.0001

Key Observations

- Considerable lean mass loss with tirzepatide treatment
- Combination with SRK-439 led to dose-dependent lean mass preservation
- Lean mass preservation seen with doses as low as 0.3 mg/kg and lean mass gain at higher doses
- Dose dependent enhancement of fat mass loss also observed, improving overall body composition

DIO=Diet-induced obesity.

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© 2025 Scholar Rock, Inc. All rights reserved.

Potential to Optimize Benefit-Risk with Myostatin Selectivity

Favorable safety profile [1,2]


Apitegromab
SRK-439
Other Approaches
Promyostatin
Pro-GDF-11
Proactivin
Myostatin
GDF-11
Activin A
Signaling receptor shared by Myostatin, GDF-11 & Activin A
ActRIIA/B

Health Risks Observed with Non-Selective Inhibition of ActRII Pathway:

- GI problems, e.g., diarrhea, pancreatitis[3-6]
- Nose bleeds (epistaxis), low platelet count, telangiectasias[7-10]
- Reduction in reproductive hormones in males and females[3, 7, 11, 12]
- Acne, rash, skin abscesses[5, 13, 14]
- Madarosis (loss of eyebrows or eyelashes)[14]

1. Barrett et al. *Adv Therapy.* 2021; 2. Crawford T et al. *Neurology.* 2024; 3. Garito T et al. *Clin Endocrinol (Oxf).* 2018; 4. Amato AA et al. *Neurology.* 2021; 5. Heymsfield SB et al. *JAMA.* 2021; 6. Vanhoutte F et al. *J Clin Pharmacol.* 2020; 7. Attie KM et al. *Muscle Nerve.* 2013; 8. Attie KM et al. *Am J Hematol.* 2014; 9. Campbell C et al. *Muscle Nerve.* 2017; 10. Hoeper MM et al. *N Engl J Med.* 2023; 11. Ruckle J et al. *J Bone Miner Res.* 2009; 12. Sherman ML et al. *J Clin Pharmacol.* 2013; 13. Muntoni F et al. *Neurol Ther.* 2024. 14. Di Rocco M et al. *Nat Med.* 2023.

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© 2025 Scholar Rock, Inc. All rights reserved.

Data from Phase 2 Proof-of-Concept Study of Apitegromab in Obesity Expected Q2 2025

EMBRAZE

Randomized, double-blind, placebo-controlled (n=102 enrolled)
Enrolled patients who are overweight or obese
Enrollment completed ahead of schedule; topline data expected in Q2 2025

Screening (Up to 4 weeks)	**Treatment** (24 weeks)	**8 weeks**

- Male or female, age ≥18 and ≤65 years old at the time of informed consent
- Stable body weight within 90 days of screening
- BMI ≥30.0 kg/m² to ≤45.0 kg/m² or ≥27.0 kg/m² to <30.0 kg/m² with the presence of 1 or more weight-related comorbid condition(s)

R
- N=50 → Apitegromab Q4W + tirzepatide or semaglutide* QW
- N=50 → Placebo Q4W + tirzepatide or semaglutide* QW

Primary endpoint (24 weeks)

Exploratory endpoints (32 weeks)

ENDPOINTS

Primary Endpoint (Week 24)
Change from baseline in lean mass by DEXA scan

Secondary Endpoints
Additional weight loss measures, safety & tolerability, PK/PD

ADDITIONAL

Exploratory Endpoints (Week 24 and 32)
Cardiometabolic profile (e.g., HbA1c), body composition, physical function

*Due to expedited enrollment and timing of semaglutide clinical supply, all enrolled patients received tirzepatide.
Apitegromab dose regimen will be 10 mg/kg Q4W, based on projected exposure in the obese population comparable to that of 20 mg/kg Q4W in SMA.
Tirzepatide and semaglutide dose regimen will follow the United States Prescribing Information.

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© 2025 Scholar Rock, Inc. All rights reserved.

© 2025 Scholar Rock, Inc. All rights reserved. Goals of the EMBRAZE Proof-of-Concept Study Initiated trial in May 2024, ahead of target timeline Enrollment completed in September 2024 Topline data expected in Q2 2025 30 INSIGHTS GAINED FROM EMBRAZE STUDY to inform SRK-439 development Study Aims to Demonstrate Preservation of lean mass in obese or overweight patients Safety and tolerability Potential to improve metabolic profile and physical function

© 2025 Scholar Rock, Inc. All rights reserved. Tirzepatide-Induced Weight Loss Accompanies Significant Muscle Loss Figure from Jastreboff, A.M. et al. N Engl J Med. 2022;387(3):205-216. * Data from Phase 3 clinical trial of tirzepatide in adults with obesity. Tirzepatide DECREASE in lean mass of 10.9% accompanies DECREASE in body weight Percent Change in Body Weight -24 -20 -16 -12 -8 -4 0 -3.1 -15.0 -19.5 -20.9 0 4 8 12 16 20 24 36 48 60 72 TRE Weeks Since Randomization -2.4 -16.0 -21.4 -22.5 Tirzepatide, 5 mg Tirzepatide, 10 mg Tirzepatide, 15 mg Placebo Percent Change in Body Weight by Week (efficacy estimand) Time period of EMBRAZE Overall mean baseline weight = 104.8 kg 31

© 2025 Scholar Rock, Inc. All rights reserved. Conclusion 32

© 2025 Scholar Rock, Inc. All rights reserved. 33 Delivering on the Mission of Bringing Transformative Medicines to Patients * Pending approval from regulatory agencies. Apitegromab is an investigational drug candidate under evaluation and has not been approved by any regulatory agency. Leveraging R&D success to build a multi-billion dollar biopharmaceutical company COMMERCIALIZE Successful commercial launch* Setting the stage for a multi-billion dollar opportunity EXPAND Expanding neuromuscular franchise Advancing anti-myostatin program in obesity Advancing the pipeline INNOVATE Developed platform based on selective targeting of latent growth factors Advanced industry-leading antibody design & protein engineering DEVELOP Successfully executed positive Phase 3 trial in SMA

© 2025 Scholar Rock, Inc. All rights reserved. 2025 Milestones: A Transformative Year for Scholar Rock 34 * Pending regulatory approval. Apitegromab is an investigational drug candidate under evaluation and has not been approved by any regulatory agency. • Submit FDA and EMA applications in 1Q 2025 • US launch expected in 4Q 2025 and EU launch to follow* • SMA: Under 2 study initiation planned for mid-2025 • Exploring additional neuromuscular indications • Obesity: EMBRAZE readout expected in 2Q 2025 • SRK-439 IND filing planned for 3Q 2025 EXPAND Apitegromab Development Program: Building a Pipeline in a Product COMMERCIALIZE Apitegromab in SMA ADVANCE Anti-myostatin Program into Cardiometabolic Indications 1 2 3

© 2025 Scholar Rock, Inc. All rights reserved. Thank you! 35